SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 1999





                                  PAMIDA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             Delaware                 33-57990          47-0626426
   ----------------------------     ------------      --------------
   (State or other jurisdiction     (Commission       (IRS Employer
        of incorporation)           File Number)      Identification
                                                         Number)




     8800 "F" Street, Omaha, Nebraska                68127
 ----------------------------------------          ----------
 (Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code: (402)339-2400



ITEM 5. OTHER EVENTS.

     On July 19, 1999, the registrant elected to redeem all of its 11.75% Senior Subordinated Notes due 2003, as permitted by Section 5 of such Notes. The Redemption Date is September 3, 1999. The Redemption Price is $1,094.00 for each $1,000 principal amount of Notes, which is equal to 103.917% of such principal amount plus accrued interest of $54.83 from March 15, 1999, to September 3, 1999.

     Unless the registrant defaults in making the redemption payment, interest on the redeemed Notes ceases to accrue on and after the Redemption Date, and the only remaining right of the note holders is to receive payment of the Redemption Price on the Redemption Date upon surrender of the Notes redeemed to State Street Bank and Trust Company, Trustee and Paying Agent.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date:  July 20, 1999.

                                        PAMIDA, INC.

                                        By: /s/ Todd D. Weyhrich
                                            --------------------
                                            Todd D. Weyhrich
                                            Vice President, Controller,
                                            and Chief Accounting Officer